SUBSCRIPTION AGREEMENT

ORIGINOIL, INC.

OriginOil, Inc. (the "Company") has authorized for sale to the subscribers set forth on the signature page attached hereto an aggregate of 101,250,000 shares of common stock (“Shares”), $.0001 par value common stock (“Common Stock”). The undersigned hereby subscribes for __________ shares (the “Shares”) of common stock at a price of $_________ per share, representing a total purchase price of $_________ (the “Subscription Price”).

The undersigned agrees to pay the aggregate Subscription Price for the Shares being purchased hereunder. The entire purchase price is due and payable upon the submission of this Subscription Agreement and shall be payable by wire transfer or check.

The Company has the right to reject this subscription in whole or in part.

The undersigned acknowledges that the Shares being purchased hereunder and its component securities will not be registered under the Securities Act of 1933 (the "Act"), or the securities laws of any state (the “State Acts”), in reliance upon an exemption from the registration requirements of the Act and the State Acts; that absent an exemption from registration contained in the Act and the State Acts, the Shares, would require registration; and that the Company's reliance upon such exemptions is based, in material part, upon the undersigned's representations, warranties, and agreements contained in this Subscription Agreement (the "Subscription Documents").

1. The undersigned represents, warrants, and agrees as follows:

a. The undersigned agrees that this Subscription Agreement is and shall be irrevocable.

b. The undersigned is intimately involved with the operations of the Company and understands its business operations (the “Business”). The undersigned has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering and the Business and to obtain such additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as the undersigned reasonably desires in order to evaluate the investment. The undersigned understands the Business, and the undersigned has had the opportunity to discuss any questions regarding the Business with his counsel or other advisor. The undersigned has received no representations or warranties from the Company and its Business, its employees, agents or attorneys, in making this investment decision. The undersigned does not desire to receive any further information.

c. The undersigned is aware that the purchase of the Shares is a speculative investment involving a high degree of risk, that there is no guarantee that the undersigned will realize any gain from this investment, and that the undersigned could lose the total amount of this investment.

d. The undersigned understands that no federal or state agency has made any finding or determination regarding the fairness of the Shares for investment, or any recommendation or endorsement of the Share.

e. The undersigned is purchasing the Shares for the undersigned's own account, with the intention of holding the Shares with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Shares, and shall not make any sale, transfer, or pledge thereof without registration under the Act and any applicable securities laws of any state or unless an exemption from registration is available under those laws.

f. The undersigned represents that if an individual, he has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in this investment in the Shares. The undersigned has no reason to anticipate any material change in his or her personal financial condition for the foreseeable future.

g. The undersigned is financially able to bear the economic risk of this investment, including the ability to hold the Shares indefinitely, or to afford a complete loss of his investment in the Shares.

h. The undersigned represents that the undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and the undersigned's investment in the Shares will not cause such overall commitment to become excessive. The undersigned understands that the statutory basis on which the Shares are being sold to the undersigned and others would not be available if the undersigned's present intention were to hold the Shares for a fixed period or until the occurrence of a certain event. The undersigned realizes that in the view of the Securities and Exchange Commission, a purchase now with a present intent to resell by reason of a foreseeable specific contingency or any anticipated change in the market value, or in the condition of the Company, or that of the industry in which the business of the Company is engaged or in connection with a contemplated liquidation, or settlement of any loan obtained by the undersigned for the acquisition of the Shares, and for which such Shares may be pledged as security or as donations to religious or charitable institutions for the purpose of securing a deduction on an income tax return, would, in fact, represent a purchase with an intent inconsistent with the undersigned's representations to the Company, and the Commission would then regard such sale as a sale for which the exemption from registration is not available. The undersigned will not pledge, transfer or assign this Subscription Agreement.

i. The undersigned represents that the funds provided for this investment are either separate property of the undersigned, community property over which the undersigned has the right of control, or are otherwise funds as to which the undersigned has the sole right of management. The undersigned is purchasing the Shares with the funds of the undersigned and not with the funds of any other person, firm, or entity and is acquiring the Shares for the undersigned's account. No person other than the undersigned has any beneficial interest in the Shares being purchased hereunder.

j. The address shown under the undersigned's signature at the end of this Subscription Agreement is the undersigned's principal residence if he or she is an individual, or its principal business address if it is a corporation or other entity.

l. The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares.

m. The undersigned acknowledges that the certificates for the Shares which the undersigned will receive will contain a legend substantially as follows:

THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, TRANSFERRED, MADE SUBJECT TO A SECURITY INTEREST, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AS AMENDED, OR EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

The undersigned further acknowledges that a stop transfer order will be placed upon the certificates for the securities in accordance with the Act. The undersigned further acknowledges that the Company is under no obligation to aid the undersigned in obtaining any exemption from registration requirements.

n. The undersigned represents that he is an “accredited investor” as that term is defined under the Act.

o. The undersigned understands that, the Company intends to offer additional shares of common stock in one or more private offerings (the Private Offerings”). After the completion of the Private Offerings, the Company intends to file with the Securities and Exchange Commission (“SEC”) an SB-2 registration statement (the “Registration Statement”) to register certain shares of common stock sold in its Private Offerings and to exercise its reasonable best efforts to cause the Registration Statement to become effective. The Company has also agreed to request a broker-dealer to file the approval application with the National Association of Securities Dealers, Inc. (the “NASD”) to secure the listing or quotation of its Common Stock on the Over the Counter Bulletin Board market maintained by the NASD.

As inducement to the purchasers of the Private Offerings and to NASD market makers to establish a public market for the common stock, the undersigned hereby agrees that from the date hereof and until two (2) years after the Registration Statement is declared effective by the SEC (the “Lock-up Term”), the undersigned will not sell or offer to sell any unregistered shares of the Company’s common stock which the undersigned owns as may be permitted pursuant to Rule 144 promulgated under the Act.

Any shares of common stock acquired by the undersigned in the Private Offerings and included in the Registration Statement will not be subject to the lock-up provisions of this Agreement.

Once the Lock-up Term has expired, the undersigned will be entitled to piggyback registration rights. If the Company proposes to file a registration statement under the Act with respect to an offering for its own account of any class of its equity securities (other than a registration statement on Form S-8 (or any successor form) or any other registration statement relating solely to employee benefit plans or filed in connection with an exchange offer, a transaction to which Rule 415 (or any successor provision) under the Act applies to an offering of securities solely to the Company’s existing shareholders), then the Company shall in each case give written notice of such proposed filing to the undersigned as soon as practicable (but no later than 20 business days) before the anticipated filing date, and such notice shall offer the undersigned the opportunity to register such number of Founders Shares the undersigned may request. The undersigned shall so advise the Company in writing within 10 business days after the date on which the Company’s notice is given, setting forth the number of Shares for which registration is requested. If the Company’s offering is to be an underwritten offering, the Company shall use its reasonable best efforts to cause the managing underwriter to permit the undersigned to include the requested of Shares in such offering on the same terms and conditions as any similar securities of the Company included therein. Once the registration statement is declared effective by the SEC, the undersigned will not sell or distribute more than 25% of their Shares included in the registration every ninety (90) days.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to remove restrictive legends from any share certificates held by the undersigned if such removal would constitute a violation or breach of this Agreement. An appropriate restrictive legend describing the Lock-up Term and this Agreement may be affixed to the certificate representing the Shares.

2. The undersigned expressly acknowledges and agrees that the Company is relying upon the undersigned's representations contained in the Subscription Documents.

3. The Company has been duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Nevada. The Company represents that it has all requisite power and authority, and all necessary authorizations, approvals and orders required as of the date hereof to enter into this Subscription Agreement and to be bound by the provisions and conditions hereof.

4. Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his or its rights hereunder or under any other agreement, instrument or papers signed by any of them with respect to the subject matter hereof unless such waiver is in writing and signed by the party waiving said right. Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

5. The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein, and this Subscription Agreement, together with any instruments or documents executed simultaneously herewith in connection with this offering, constitutes the entire agreement between them with respect to the subject matter hereof. All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Subscription Agreement and any such instruments and documents, which alone fully and completely expresses their agreement.

6. This Subscription Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Subscription Agreement.

7. The parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Subscription Agreement and the intent and purposes hereof.

8. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York and the undersigned hereby consents to the jurisdiction of the courts of the State of New York and the United States District Courts situated therein.

EXECUTION BY SUBSCRIBER

$______ ($________ per share) – ____ shares

Exact Name in Which Title is to be Held

(Signature)

Name and Title (if applicable)

Address: Number and Street

City	State	Zip Code

Social Security Number or Tax Identification Number

Accepted this 11th day of July, 2007 on behalf of OriginOil, Inc.

By:
T Riggs Eckelberry, CEO